NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of March 31, 2009, is entered into by and between York Pharma plc, a public limited company incorporated under the laws of England and Wales with company number 04422613 (the “Company”), and ULURU Inc., a Nevada corporation (the “Lender”).

WHEREAS, the Lender has agreed to lend to the Company on the date hereof the aggregate principal amount of $1,000,000 and may lend to the Company from time to time after the date hereof additional aggregate principal amounts, all as hereinbelow provided.

NOW, THEREFORE, in consideration of the mutual promises and covenants in this Agreement, the parties hereto agree as follows:

1. (a)           Initial Loan Amount.  On the date hereof (the “Closing“), the Lender shall pay, on behalf of the Company, the initial loan amount of $500,000 (the “Loan”) by check or wire transfer pursuant to wire transfer instructions furnished by the Company.  At the Closing, the Company shall issue to the Lender a promissory note in the form of Exhibit A hereto, initially reflecting outstanding principal in the amount of the Loan (the “Note”).  In addition, at the Closing, the Company shall execute, deliver and/or authorize, as the case may be, (i) the Patent Collateral Assignment and Security Agreement in the form of Exhibit B hereto (the “Patent Agreement”), (ii) the Trademark Collateral Assignment and Security Agreement in the form of Exhibit C hereto (the “Trademark Agreement”), (iii) the Security Agreement in the form of Exhibit D hereto (the “Security Agreement”), (iv) the English law governed debenture dated on or about the date hereof and made between, among others, the Lender and the Borrower (the “Debenture”), and (v) all other instruments and documents, including, without limitation, Uniform Commercial Code financing statements, required to be delivered pursuant to the Patent Agreement, the Trademark Agreement and the Security Agreement (such other instruments and documents, together with the Patent Agreement, the Trademark Agreement, the Security Agreement and the Debenture, the “Security Documents,” which Security Documents, together with this Agreement, and the Note, are collectively referred to herein as the “Loan Documents”).

(b)           Possible Additional Loan Amounts.  Upon a request by the Company in the form of Exhibit E hereto (each a “Request for Loan Advance”), Lender may, in its sole and absolute discretion, advance additional loan amounts (each a “Loan Advance”), up to an aggregate amount of US$1,000,000.00 in all loan amounts advanced hereunder, as requested by the Company (but subject to Lender’s right to reject any such request for any reason), whereupon Lender shall annotate the Table of Advances and Repayment of Principal attached to the Note to record such Loan Advance, thereby increasing the Loan and the then outstanding principal balance owed under the Note by the amount of such advance.  The Company hereby authorizes Lender to make such annotations and such annotations shall be deemed to be amendments to the Note duly authorized and agreed by the Company.

2. Representations, Warranties and Certain Covenants of the Lender.  The Lender hereby represents, warrants and covenants to the Company as to itself,  as follows:

(a) The Lender understands that the offering and sale of the Note are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder and, in accordance therewith and in furtherance thereof, the Lender further represents and warrants to and agrees with the Company that the Lender is purchasing the Note for such Lender’s own account, for investment only, and not with a view to, or for sale in connection with, any distribution of the Note in violation of the Securities Act, any rule or regulation thereunder, or any state securities laws.

(b) The Lender is an "accredited investor" within the meaning of Rule 501 of Regulation D, as promulgated by the Securities and Exchange Commission, as presently in effect.

3. Representations and Warranties of the Company.  The Company hereby represents and warrants to the Lender as follows as of the date set forth above (and, in the event of any advance under the Note, as of the date of any request for an advance under the Note, as applicable):

(a) Corporate Power; Binding Effect; Non-Contravention.  The Company and each of its subsidiaries that is a party to any Loan Document (each, a “Subsidiary” and collectively, the “Subsidiaries”) has all requisite power and full legal right to execute and deliver this Agreement and each of the other Loan Documents to which it is a party, and to perform all of its obligations hereunder and thereunder in accordance with the respective terms hereof and thereof.  The Loan Documents and the transactions contemplated thereby have been duly approved and authorized by all requisite company action on the part of the Company and each of the Subsidiaries, and the Loan Documents have been duly executed and delivered by the Company and by each of the Subsidiaries specified as a party thereto and constitute the legal, valid and binding obligations of the Company and each such Subsidiary, enforceable against them in accordance with their respective terms.  The execution, delivery and performance by the Company and the Subsidiaries, as applicable, of the Loan Documents in accordance with their respective terms, and the consummation by the Company and each of the Subsidiaries, as applicable, of the transactions contemplated thereby, will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any lien or encumbrance of any nature (“Liens”) upon any assets of the Company, (other than pursuant to the Security Documents), or the termination, acceleration, vesting or modification of any right or obligation, under or in respect of (i) the memorandum of association or articles of association of the Company or any Subsidiary, as amended to date, (ii) any judgment, decree, order, statute, rule, or regulation binding on or applicable to the Company or any Subsidiary, or (iii) any agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its assets is or are bound.

(b) Proposed Acquisition.  The execution and delivery by the Company of any definitive document governing the acquisition of the Company by the Lender pursuant to the contemplated terms set forth in that certain non-binding Deed of Understanding Relating to Proposed Offer for the Whole Issued Share Capital executed by each of Company and Lender on or about the date hereof and attached hereto as Exhibit F, and the consummation of any such acquisition or of any other change of control of the Company involving the Lender as the acquiror, will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any Lien upon any assets of the Company, or the termination, acceleration, vesting or modification of any right or obligation, under or in respect of (i) the memorandum of association or articles of association of the Company or any Subsidiary, as amended to date, (ii) any judgment, decree, order, statute, rule, or regulation binding on or applicable to the Company or any Subsidiary, or (iii) any agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its assets is or are bound.

(c)           Properties, Leases, Etc.  Except with respect to Liens in favor of the Lender pursuant to the Security Documents and as otherwise previously notified by the Company in a written communication to the Lender specifically identifying in language prepared for the Lender by the Company an exception to the representations and warranties of the Company set forth herein, the Company and each Subsidiary has (A) good, valid and marketable title to all of the assets and properties owned by it, free and clear of all Liens, (B) valid title to the lessee interest in all assets and properties leased by the Company or such Subsidiary as lessee, free and clear of all Liens, and (C) full right to hold and use all of its assets and properties used in or necessary to its businesses and operations, in each case all free and clear of all Liens, and in each case subject to applicable laws and the terms of any lease under which the Company or such Subsidiary leases such assets or properties as lessee.  All such assets and properties are in good condition and repair, reasonable wear and tear excepted, and are adequate and sufficient to carry on the businesses of the Company and such Subsidiary as presently conducted.  Neither the Company nor any Subsidiary owns any real property or any interest (other than a leasehold interest) in any real property.  The Company's and each Subsidiary’s leasehold interests are subject to no Lien, and the Company and each Subsidiary is in quiet possession of the properties covered by such leases.

(d)           Tax Matters.  The Company and each Subsidiary has timely filed all tax returns required to be filed by it, each such tax return has been prepared in compliance with all applicable laws and regulations, and all such tax returns are true and accurate in all material respects.  All taxes due and payable by the Company and each Subsidiary have been paid in respect of any period ending on or before the date hereof, and neither the Company nor any Subsidiary will be liable for any additional taxes in respect of any taxable period ending on or before the date hereof in an amount that exceeds the corresponding reserve therefor, if any, reflected in the accounting records of the Company or any Subsidiary as of the date hereof.  No claim has ever been made by a taxing authority in a jurisdiction where the Company or any Subsidiary does not pay tax or file tax returns that the Company or any Subsidiary is or may be subject to taxes assessed by such jurisdiction.  There are no Liens for taxes (other than current taxes not yet due and payable) on the assets of the Company or any Subsidiary.  There is no action, suit, taxing authority proceeding, or audit with respect to any tax now in progress, pending, or, to the Company's knowledge, threatened, against or with respect to the Company or any Subsidiary.  No deficiency or proposed adjustment in respect of taxes that has not been settled or otherwise resolved has been asserted or assessed by any taxing authority against the Company or any Subsidiary.  Neither the Company nor any Subsidiary has consented to extend the time in which any tax may be assessed or collected by any taxing authority.  Neither the Company nor any Subsidiary has requested or been granted an extension of the time for filing any tax return to a date on or after the Closing.  The Company and each Subsidiary has withheld and paid all taxes required to have been withheld and paid by it in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

(e)           Governmental and Other Third-Party Consents.  Except for filings or other notices required by any applicable securities laws (which will be completed by the Company or any applicable Subsidiary within the applicable periods) or as otherwise required pursuant to the terms of the Loan Documents, no consent, approval or authorization of, or registration, designation, declaration or filing with, any governmental authority, federal or other, or any other person or entity is required on the part of the Company or any Subsidiary in connection with its execution, delivery or performance of the Loan Documents and its consummation of the transactions contemplated hereby and thereby, or the continued conduct of the present business of the Company or any Subsidiary after the Closing.

(f)           Compliance with Securities Laws.  Assuming the accuracy of the representations of the Lender contained in Section 2 hereof, the offer, issuance and delivery of the Note as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and are exempt from registration or qualification under applicable states' securities laws.  Neither the Company nor anyone authorized by the Company to act on its behalf will hereafter offer to sell, solicit offers to buy, or sell, any securities of the Company so as to subject the offer, issuance and sale of the Note to the registration requirements of the Securities Act.

(g)           Litigation.  No litigation, arbitration or administrative proceeding is taking place, pending or, to the knowledge of the Company, threatened against it or any of the Subsidiaries, in which (i) the legality, validity, binding effect, enforceability or admissibility in evidence of the Loan Documents, (or any of them) is challenged, questioned or repudiated or (ii) there is a reasonable likelihood of an adverse determination, and if adversely determined would or is reasonably likely to have a material adverse effect.

(h)           Insolvency.  Save to the extent otherwise previously notified by the Company in a written communication to the Lender specifically identifying in language prepared for the Lender by the Company an exception to the representations and warranties of the Company set forth herein, neither the Company nor any of the Subsidiaries (a "relevant person") has taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of the knowledge and belief of the Company) threatened against such relevant person for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of such relevant person or of any or all of its assets or revenues.

(i)           Brokers.  Save to the extent otherwise previously notified by the Company in a written communication to the Lender specifically identifying in language prepared for the Lender by the Company an exception to the representations and warranties of the Company set forth herein, no finder, broker, agent or other intermediary has acted for or on behalf of the Company in connection with the negotiation or consummation of the transactions contemplated hereby, and no fee will be payable by the Company or any Subsidiary to any such person in connection with such transactions.

(j)           Disclosure.  No representation or warranty by the Company in this Agreement or any other Loan Document, in any schedule to this Agreement or any other Loan Document, or in the Note, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not false or misleading.

(k)           Repetition of Representations and Warranties.  All of the representations and warranties in this Section 3 are made by the Company on:

(A)           the date of this Agreement;

(B)           each date on which a Request for Loan Advance is submitted by theCompany; and

(C)           the date on which each Loan Advance has been requested to be paid.

4. Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Lender and the officers, directors, and affiliates and each other person, if any, who controls the Lender within the meaning of Section 15 of the Securities Act, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other Loan Document furnished by the Company to any of the foregoing in connection with this transaction.

5.           Miscellaneous Provisions.

(a) Amendments, Consents and Waivers.

(i) This Agreement or any provision hereof may be amended or terminated by the agreement of the Company and the Lender, and the observance of any provision of this Agreement that is for the benefit of the Lender may be waived (either generally or in a particular instance, and either retroactively or prospectively), and any consent, approval, or other action to be given or taken by the Lender pursuant to this Agreement, may be given or taken by means of waiver, consent, approval or other action of the Lender; provided, however, that the Lender may, in writing, waive the benefits of any provision of this Agreement.

(ii) No course of dealing between the Company and the Lender will operate as a waiver of any of the Company's or the Lender's rights under this Agreement.  No waiver of any breach or default hereunder will be valid unless in a writing signed by the waiving party.  No failure or other delay by any person in exercising any right, power, or privilege hereunder will be or operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

(b) Notices.  All notices, requests, payments, instructions or other documents to be given hereunder will be in writing or by written telecommunication, and will be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees overnight delivery (effective the next business day) or (iv) dispatched by telecopier if the telecopy is received in complete, readable form (effective upon dispatch), addressed as follows (or to such other address as the recipient party may have furnished to the sending party):

(i) If to the Company:

York Pharma plc
York House
327 Upper Fourth Street
Milton Keynes
Buckinghamshire
MK9 1EH
United Kingdom
Attention:  Ian Miscampbell
Fax: +44 (0)  207 764021

with copies (which will not constitute notice) sent at the same time and by the same means to:

Morrison & Foerster (U.K.) LLP
CityPoint
One Ropemaker Street
London
EC2Y 9AW
Attention:  James Gubbins & Bradley Theobald
Telecopier No.:  + 44 (0) 207 496 8560 & + 44 (0) 207 496 8525

(ii) If to Lender, to

ULURU Inc.
4452 Beltway Drive
Addison, Texas  75001
Attention:  President
Telecopier No.: (214) 905 5130

with a copy (which will not constitute notice) sent at the same time and by the same means to:

Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts  02110
Attention:  John J. Concannon III, Esq.
Telecopier No.  (617) 951-8736

(c) Counterparts.  This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same instrument.  In pleading or proving this Agreement, it will not be necessary to produce or account for more than one such complete counterpart.

(d) Captions.  The captions of sections or subsections of this Agreement are for reference only and will not affect the interpretation or construction of this Agreement.

(e) Binding Effect and Benefits.  This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Except as otherwise provided in this Agreement, the provisions of this Agreement that are for the Lender's benefit will inure to the benefit of all permitted transferees of the Note, and the applicable provisions of this Agreement that bind the Lender will bind all transferees of the Note.  Nothing in this Agreement is intended to or will confer any rights or remedies on any person other than the parties hereto and their respective successors and permitted assigns.

(f) Assignment.  This Agreement and the rights and obligations hereunder may not be assigned by the Company without the prior written consent of the Lender in their sole and absolute discretion.  This Agreement and the rights and obligations hereunder and under the Note may be transferred by the Lender in the Lender’s sole discretion at any time, in whole or in part, including, without limitation, to affiliates of the Lender, without the consent of any other party hereto.

(g) Further Assurances.  From time to time on and after the Closing, the Company will promptly execute and deliver all such further instruments and assurances, and will promptly take all such further actions, as the Lender may reasonably request in order more effectively to effect or confirm the transactions contemplated by this Agreement and/or any of the Loan Documents and to carry out the purposes hereof and thereof.

(h) Severability.  No invalidity or unenforceability of any section of this Agreement or any portion thereof will affect the validity or enforceability of any other section or the remainder of such section.

(i) Entire Agreement.  The Loan Documents, together with the exhibits and schedules thereto, contains the entire understanding and agreement among the parties, or between or among any of them, and supersedes any prior understandings or agreements between or among any of them, with respect to the subject matter hereof.

(j) Governing Law; Consent to Jurisdiction.  This Agreement will be governed by and interpreted and construed in accordance with the internal laws of the State of Texas, without regards to conflicts of laws principles.  The Company agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State of Texas or any federal court sitting therein, and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified herein.  The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

(k)           Waiver of Jury Trial.

THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS.  Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  The Company (a) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (b) acknowledges that, in entering into this Agreement and the other Loan Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this paragraph.

(l)           Expenses.  The Company agrees to pay on demand all costs and expenses, including reasonable fees and disbursements of all counsel (in each jurisdiction in which, from time to time, the Company or any Subsidiary is located or has assets) for the Lender, incurred in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby, and all costs and expenses, including reasonable fees and disbursements of all counsel (in each jurisdiction in which, from time to time, the Company or any Subsidiary is located or has assets) for the Lender, incurred in connection with any amendments to or waivers under or in respect of the Loan Documents from time to time or in connection with enforcing any of Lender’s rights hereunder.

[Signatures on Following Page.]

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IN WITNESS WHEREOF, the Company and the Lender have duly executed and delivered this Agreement on and as of the date first above written.

COMPANY:                                                    YORK PHARMA PLC

By:   /s/ Richard Anderson
Name:  Richard Anderson
Title:    Chief Executive Officer

LENDER:	ULURU INC.

By:  /s/ Terrance K. Wallberg
Name:  Terrance K. Wallberg
Title:     Chief Financial Officer

Exhibit A

Form of Note

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.  THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

PROMISSORY NOTE

 March 31, 2009
Boston, Massachusetts

FOR VALUE RECEIVED, the undersigned York Pharma plc, a public limited company incorporated under the laws of England and Wales with company number 04422613 (“Borrower”), hereby promises to pay to the order of ULURU Inc., a Nevada corporation (“Lender”), at Lender’s office at 4452 Beltway Drive, TX 75001, upon the earliest of (i) September ___, 2009, (ii) the date that is thirty (30) days following the receipt by either the Borrower or the Lender of any written communication from the other party stating that such party has decided to no longer pursue the execution and delivery of a definitive agreement (the “Acquisition Agreement”) by and among Borrower, Lender and certain other parties, as appropriate, governing the proposed transaction discussed in that certain non-binding Deed of Understanding Relating to Proposed Offer for the Whole Issued Share Capital executed by each of Borrower and Lender on or about the date hereof and attached hereto as Exhibit A, and (iii) the date that is thirty (30) days following the termination for any reason of the Acquisition Agreement, but subject to the provisions hereinafter set forth, the outstanding principal balance set forth on the Table of Advances and Repayment of Principal attached hereto and incorporated herein, and interest on the outstanding principal balance owing hereunder from time to time, through and including the repayment date, in full at a rate per annum equal to ten percent (10%).  All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in that certain Note Purchase Agreement, dated as of March 31, 2009 (as amended and in effect from time to time, the “Note Purchase Agreement”), by and between Borrower and Lender.

Upon request by Borrower in writing as provided in the Note Purchase Agreement, Lender may, in its sole and absolute discretion, advance amounts requested by Borrower, whereupon Lender shall annotate the Table of Advances and Repayment of Principal attached hereto to record such advance by increasing the then outstanding principal balance by the amount of such advance.  Borrower hereby authorizes Lender to make such annotations and such annotations shall be deemed to be amendments to this Note duly authorized and agreed by Borrower.

At such time as all or any portion of the outstanding principal balance owing hereunder is paid by Borrower, Borrower shall contemporaneously pay at such time all then accrued but unpaid interest due hereunder.  Upon such payment by Borrower, Lender shall annotate the Table of Advances and Repayment of Principal attached hereto to record such payment.  Borrower hereby authorizes Lender to make such annotations and such annotations shall be deemed to be amendments to this Note duly authorized and agreed by Borrower.  Any payments made hereunder shall be applied (i) first to any outstanding expenses owed by Borrower as provided in the Note Purchase Agreement, (ii) second to any accrued but unpaid interest hereunder and (iii) third to repay outstanding principal.  In the event that any rate of interest required to be paid pursuant to this Note exceeds the maximum rate legally enforceable, the rate of interest so required to be paid shall be automatically reduced to the maximum rate legally enforceable, and any excess paid over such maximum enforceable rate shall be automatically credited to the outstanding principal balance hereof.

This Note evidences borrowings under, and has been issued by Borrower in accordance with the terms of, the Note Purchase Agreement.  Lender and any holder hereof is entitled to the benefits of the Note Purchase Agreement and the other Loan Documents, and may enforce the agreements of Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

If any one or more of the following events (each an “Event of Default”) shall occur, then, in any such event, (save to the extent otherwise previously notified in writing and agreed to by the Lender in writing) all amounts payable under this Note, including unpaid interest accrued hereon, shall accelerate and become automatically and immediately due and payable without notice or demand.  Any amount unpaid after the occurrence of an Event of Default shall accrue interest thereon at a rate per annum equal to fourteen percent (14%) per annum from the date thereof through and including the date on which all such amounts are paid in full.

(a)        Borrower shall fail to make due and punctual payment of any interest or principal on this Note or any other cost or expense provided for herein or in any of the Loan Documents  when the same shall become due and payable;

(b)        Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of any of its properties or assets, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of its creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law;

(c)        an order, judgment or decree shall be entered, with or without the application, approval or consent of Borrower, by any court of competent jurisdiction, approving a petition seeking the reorganization or liquidation of Borrower or all or a substantial part of the properties or assets of Borrower, or appointing a receiver, trustee or liquidator of Borrower;

(d)        Borrower shall breach any representation, warranty or covenant contained in any of the Loan Documents  or in the Merger Agreement;

(e)        Borrower shall terminate any contract or agreement that is material (as determined by Lender in its sole discretion) to Borrower’s business or operations without the prior written consent of Lender; or

(f)        Any event shall occur that constitutes an MAE (as defined in that certain Security Agreement, dated on or about the date hereof, by and between the Lender and the Borrower).

Upon the occurrence of any Event of Default hereunder, Lender may, by notice in writing to Borrower (a “Notice of Default”), declare all amounts owing with respect to the Note Purchase Agreement, the Note and the other Loan Documents to be accelerated and they shall thereupon forthwith become immediately due and payable upon notice in writing to Borrower without presentment, other demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower.

Upon giving to Borrower any Notice of Default, Lender, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law or any other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Note Purchase Agreement and the other Loan Documents or any instrument pursuant to which the obligations to Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of Lender.  No remedy herein conferred upon Lender or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

No delay or omission on the part of Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

Borrower and every endorser and guarantor of this Note or the obligation represented hereby assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

THIS NOTE AND THE OBLIGATIONS OF BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR ANY FEDERAL COURT SITTING THEREIN, AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN THE NOTE PURCHASE AGREEMENT. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

BORROWER WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS.  Except as prohibited by law, Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Borrower (a) certifies that neither Lender nor any representative, agent or attorney of Lender has represented, expressly or otherwise, that Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Note, and (b) acknowledges that, in entering into this Note, Lender is relying upon, among other things, the waivers and certifications contained in this paragraph.

Borrower agrees to pay all costs and expenses, including reasonable attorneys’ fees and disbursements, incurred in connection with the enforcement by Lender of this Note after any demand for repayment of all or any portion of the amounts due under this Note.

This Note may not be assigned by Borrower without the prior written consent of Lender, which consent may be withheld in the sole and absolute discretion of Lender.

This Note shall be deemed to take effect as a sealed instrument under the laws of the State of Texas.

[Signature on Following Page]

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IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and delivered by its duly authorized officer(s) as of the day and year first above written.

YORK PHARMA PLC

By:
Name:
Title:

TABLE OF ADVANCES AND
REPAYMENTS OF PRINCIPAL

Advances and payments of principal of this Note were made on the dates and in the amounts specified below:

Date	Amount of Loan	Amount of Principal Repaid	Principal Balance	Notation Made By
3/31/2009	$500,000.00		$500,000.00